SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 30, 2001
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-22444                    25-1710500
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(State or other                (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


            9001 Perry Highway, Pittsburgh, Pennsylvania     15237
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           (Address of principal executive offices)        (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


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



Item 5.      Other Items

             On October 30, 2001, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Bank"), announced the retirement of William J. Hoegel as a director and Chairman of the Company and the Bank. It was further noted that Donald E. Hook was elected as Chairman of the Company and the Bank. For additional information, reference is made to the Press Release, dated October 30, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.






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



                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   WVS FINANCIAL CORP.



Dated:  October 31, 2001                           By:  /s/ David J. Bursic
                                                        -------------------
                                                        David J. Bursic
                                                        President and
                                                        Chief Executive Officer



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